

2012 Investor Day

February 14, 2012

Orlando, Fla.

Agenda

Fourth quarter and full year 2011 results

2012 strategy discussion and financial outlook

Q & A session

Topic table reception



FIS



4th Quarter and Full Year 2011 Earnings Summary

February 14, 2012

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.

These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies.

Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.



2011 in Review

Frank Martire

Chief Executive Officer

FIS

2011 in Review

Topic	Speaker
Results summary	Frank Martire Chief Executive Officer
Operations review	Gary Norcross Chief Operating Officer
Financial performance	Mike Hayford Chief Financial Officer



Global Scale and Leadership

- **$5.7 billion** revenue
- **$1.7 billion** EBITDA
- **$698 million** adjusted net earnings
- **$1.2 billion** operating cash flow

\#1 ON THE 2011 FINTECH 100



Strong Performance – 2011 Results

- **5%** organic revenue growth
- **12%** adjusted EPS growth
- **$1.2 billion** international revenue
  - **22%** organic growth
  - Strong FIS and Capco results
- Expanding client relationships

Organic Revenue Growth



0.3%
3.2%
5.2%
2009
2010
2011

Strong Performance Despite Challenging Environment

($B except per share data)

Revenue:
Predictable
>80% recurring


$5.7
20% CAGR
$3.4
2008
2011

EBITDA:
High margins with
opportunity to expand


$1.7
Margin 29.4%
27% CAGR +480bps
$0.8
Margin 24.6%
2008
2011

EPS:
Mid-teens
EPS growth


$2.27
15% CAGR
$1.50
2008
2011

Note: Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Deploying Cash in Value-enhancing Ways

- Invested for growth
  - Capital expenditures of $300 million (5% of revenue)
  - New product investments
- Strengthened balance sheet
  - Reduced debt by $382 million
- Returned excess cash to shareholders
  - ~$460 million in dividends and share repurchases
- Increased annual dividend to $0.80 per share
- New $1.0 billion share repurchase authorization


$300
Capital expenditures
$382
Reduced debt
$460
Dividends and repurchases
$20
Acquired new products



FIS

Well Positioned to Drive Performance in 2012

- Organic revenue and earnings growth
- Focused on managing costs and driving margin expansion
- Disciplined capital management
- Focused on enhancing shareholder value

FIS



2011 Business Highlights

Gary Norcross

Chief Operating Officer

FIS

Solid Sales Results

- Improved sales trends in Q4; strong finish to the year
- Ongoing demand for outsourced solutions and professional services
- First joint FIS/Capco transformational deal
- More than 100 core platform conversions in 2011
- Growing demand for emerging and early-stage solutions



FIS

Continued Strong Growth in International

- Continued strong growth with increases across all major regions
- Strong card issuance in Brazil – more than 50 million cards processed
- Strength in FIS and Capco European businesses
- Leveraging solutions across international businesses



Key Takeaways

- Encouraged by fourth quarter **sales trends**
- Winning **new deals** and executing **cross-sell** strategy
- Strong European **business model** in an attractive market
- Focused on driving **profitable growth** and greater **operating efficiency**





2011 Financial Summary

Mike Hayford

Chief Financial Officer

2011 Consolidated Results

($ millions, except per share data)

	Fourth Quarter	Full Year
Revenue	$1,494	$5,746
Growth	*7%*	*10%*
Organic growth	*5%*	*5%*
Adjusted EBITDA[1]	$470	$1,691
Growth	*6%*	*4%*
Adjusted EBITDA Margin[1]	31.5%	29.4%
Y-O-Y change	*-30 bps*	*-190 bps*
Adjusted Earnings per Share[1]	$0.66	$2.27
Growth		*12%*
Free Cash Flow	$294	$871
Percent of adjusted net earnings		*125%*
Effective Tax Rate	34%	33%
Diluted Shares, in millions	301	307

(1) See slide 19 for reconciliation of adjusted earnings per share.
Note: Calculations may differ due to rounding.

2011 Consolidated Results

	Fourth Quarter	Full Year
GAAP net earnings per share from continuing operations	$0.41	$1.61
Adjustments:		
Acquisition-related amortization	0.14	0.55
Debt extinguishment and refinancing costs	0.09	0.09
Write-down in value of non-strategic investments	0.08	0.08
Net benefit related to adjustments for Capco acquisition	(0.05)	(0.05)
Adjusted EPS[(1)]	**$0.66**	**$2.27**

(1) Earnings attributable to non-controlling interests reduced EPS by approximately $0.02 in Q4 and $0.04 for the full year. EPS includes integration, severance and M&A costs of $0.04 in Q4 and $0.09 for the full year.

Note: Calculations may differ due to rounding.

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

FIS

2011 Financial Solutions

($ millions)

	Fourth Quarter	Full Year
Revenue	$533	$2,077
Growth	*6%*	*10%*
Organic growth	*2%*	*4%*
EBITDA[1]	$214	$841
Growth	*-3%*	*2%*
EBITDA Margin[1]	40.1%	40.5%
Y-O-Y change	*-360 bps*	*-330 bps*

FIS

(1) 2011 EBITDA includes integration, severance and M&A costs of $9.1 million in Q4 and $12.4 million for the full year.
Note: Calculations may differ due to rounding.

2011 Payment Solutions

($ millions)

	Fourth Quarter	Full Year
Revenue	$642	$2,492
Growth	*2%*	*1%*
Growth, as adjusted[1]	*4%*	*4%*
EBITDA[2]	$257	$945
Growth	*7%*	*1%*
EBITDA Margin[2]	40.0%	37.9%
Y-O-Y change	*+180 bps*	*+30 bps*

(1) Excludes check-related businesses which decreased $4.2 million to $117.1 million in Q4 and declined $19.9 million to $463.7 million for the full year and the full year $34.4 million impact for the gross-to-net merchant accounting.

(2) 2011 EBITDA includes integration, severance and M&A costs of $3.2 million in Q4 and $13.6 million for the full year.

Note: Calculations may differ due to rounding.

2011 International Solutions

($ millions)

	Fourth Quarter	Full Year
Revenue	$319	$1,178
Growth	*19%*	*41%*
Organic growth	*15%*	*22%*
EBITDA[(1)]	$93	$270
Growth	*14%*	*32%*
EBITDA Margin[(1)]	29.1%	22.9%
Y-O-Y change	*-120 bps*	*-160 bps*

(1) 2011 EBITDA includes integration, severance and M&A costs of $1.5 million in Q4 and $2.9 million for the full year.
Note: Calculations may differ due to rounding.

2011 Corporate EBITDA

($ millions)

	Fourth Quarter	Full Year
EBITDA[1]	$(80)	$(352)
Adjustments:		
Net benefit related to adjustments for Capco acquisition	(13)	(13)
Adjusted EBITDA	**(94)**	**(365)**

FIS

(1) 2011 EBITDA includes integration, severance and M&A costs of $2.5 million in Q4 and $9.5 million for the full year.
Note: Calculations may differ due to rounding.

2011 Scorecard

	Investor Day Outlook December 2010	Actual 2011
Adjusted Revenue Growth		
Reported	+9% to 11%	+10%
Organic	+4% to 6%	+5%
Adjusted EBITDA Growth[(1)]	+7% to 9%	+4%
Adjusted EPS	$2.24 to $2.34	$2.27
Growth		+12%
Free cash flow conversion	~100% of adjusted earnings	125%

FIS

(1) 2011 EBITDA includes integration, severance and M&A costs of $16.3 million in Q4 and $38.4 million for the full year.
Note: Calculations may differ due to rounding.

Capital Allocation – $871M Free Cash Flow

($ millions)


Capital Investment
$314
6% of
Rev
$300
5% of
Rev
FY-10
FY-11


Reduced Debt
$5,192
3.2x
$4,810
2.8x
12/31/10
12/31/11


Returned Cash
to Shareholders
$68
Dividends
$2,540
Share
repurchases
$60
Dividends
$399
Share
repurchases
FY-10
FY-11

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Debt Refinancing

- Refinanced term loans scheduled to mature in January 2012
- Replaced expiring revolving commitments to maintain ample liquidity
- Refinanced Term Loan B to reduce interest expense
- Extended maturities through issuance of new bonds
- No change to total leverage



Debt Summary

($ millions)

	December 31, 2010		December 31, 2011	
	Balance	Rate	Balance	Rate
Term Loan A				
2012 Maturity	$ 350	L + 1.00%	$ -	-
2014 Maturity	1,900	L + 2.50%	2,089	L + 2.25%
Revolver	305	L + 0.80% to 2.50%	175	L + 2.25%
Term Loan B (2016)[1]	1,500	L + 3.75%	1,250	L + 3.25%
Senior Unsecured Notes				
2017 Maturity	600	7.625%	750	7.625%
2020 Maturity	500	7.875%	500	7.875%
Other	37	NM	46	NM
Total Debt	$ 5,192		$ 4,810	
Weighted Average Rate		5.1%		4.8%
Debt-to-EBITDA		3.2x		2.8x

(1) Current Term Loan B floor of 1.00% compared to 1.50% floor as of December 31, 2010.
Note: Mandatory quarterly debt payments of $63.2 million in 2012 and $93.2 million in 2013.

2011 Key Takeaways

- **5% organic** revenue growth
- **12%** adjusted earnings per share growth
- **>$1B** operating cash flow; **$871M** free cash flow
- **~$460M** cash returned to shareholders
- Anticipate **continued growth**



Appendix

Non-GAAP Financial Results – 4th Quarter

($ millions)

Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments and excluding the impact of the Brazil joint venture settlement divided by (B).

Fourth Quarter					
(2011 and 2010 comparative data)		2011	2010		Organic Growth
GAAP reported revenue		$1,494.4	$1,396.3		
Purchase accounting adjustments		-	1.1		
Brazil joint venture settlement		-	-		
Pre-acquisition revenue		-	35.3		
Currency impact		7.9	-		
Adjusted revenue	(A)	$1,502.3	$1,432.7	(B)	4.9% (A)/(B)

Segment Organic Growth	Fourth Quarter							
(2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	Adjustments	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$533.4	-	$533.4	$503.5	-	$19.1	$522.6	2.1%
Payment Solutions	642.0	-	642.0	628.1	-	-	628.1	2.2%
International Solutions	318.8	7.9	326.7	268.2	-	16.2	284.4	14.9%
Corporate	0.2	-	0.2	(3.5)	1.1	-	(2.4)	Nm
Adjusted Revenue	$1,494.4	$7.9	$1,502.3	$1,396.3	$1.1	$35.3	$1,432.7	4.9%

FIS

Note: Calculations may differ due to rounding.

Non-GAAP Financial Results – Full Year

($ millions)

Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments and excluding the impact of the Brazil joint venture settlement divided by (B).

(2011 and 2010 comparative data)		Full Year 2011	2010		Organic Growth
GAAP reported revenue		$5,745.7	$5,269.5		
Purchase accounting adjustments		-	18.5		
Brazil joint venture settlement		-	(83.3)		
Pre-acquisition revenue		-	211.4		
Currency impact		(47.4)	-		
Adjusted revenue	(A)	$5,698.3	$5,416.1	(B)	5.2% (A)/(B)

Segment Organic Growth (2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	Adjustments	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$2,076.8	-	$2,076.8	$1,890.8	-	$113.1	$2,003.9	3.6%
Payment Solutions	2,492.2	-	2,492.2	2,478.1	-	3.5	2,481.6	0.4%
International Solutions	1,177.6	(47.4)	1,130.2	917.0	(83.3)	94.8	928.5	21.7%
Corporate	(0.9)	-	(0.9)	(16.4)	18.5	-	2.1	Nm
Adjusted Revenue	$5,745.7	($47.4)	$5,698.3	$5,269.5	($64.8)	$211.4	$5,416.1	5.2%

FIS

Note: Calculations may differ due to rounding.

Non-GAAP Financial Measures

Organic Revenue and Adjusted Revenue

Organic revenue (2011 and 2010 comparative data) includes reported revenue plus pre-acquisition revenue for companies acquired during the applicable reporting periods. Organic revenue excludes the impact of foreign currency fluctuation in 2011, the impact of deferred revenue purchase accounting and a settlement related to the card processing joint venture in Brazil in 2010.

Adjusted Revenue (2010 comparative data) excludes the impact of deferred revenue purchase accounting and a settlement related to the card processing joint venture in Brazil.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2011 comparative data) excludes a net benefit related to adjustments from the Capco acquisition.

Adjusted EBITDA (2010 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, settlement revenue and an impairment charge related to the card processing joint venture in Brazil, deferred revenue purchase accounting and certain other costs.

Adjusted EBITDA (2008 comparative data) excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs.

FIS

Non-GAAP Financial Measures

Adjusted Net Earnings and Adjusted Net Earnings Per Share
Adjusted net earnings (2011 comparative date) exclude the after-tax impact of acquisition related amortization, a non-cash charge related to an other than temporary decline in the market value of investments, debt refinancing costs and a net benefit related to adjustments from the Capco acquisition.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the 2010 recapitalization plan, an impairment charge and settlement related to the card processing joint venture in Brazil, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free Cash Flow
Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

FIS